[LOGO]
NEW ENGLAND FUNDS(R)
Where The Best Minds Meet(R)

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                                                                     New England
                                                      Government Securities Fund

                               [Graphic Omitted]


-----------------
DECEMBER 31, 1997
-----------------

                                                                   February 1998
--------------------------------------------------------------------------------

[Photo of Henry L.P. Schmelzer]

"Even in 1997 . . . investors saw some sharp, short-term drops, whether they were invested in the United States or overseas, in bonds or stocks."

Dear Shareholder:
In 1997, many investors once again had reason to be pleased with the performance of their mutual fund holdings. However, in times such as these, expectations tend to grow along with prices. It pays to remind ourselves that no trend is permanent, and we should keep our goals realistic and long-term needs in focus.

In the third straight year of outstanding returns, the Dow Jones Industrial Average and the Standard & Poor's 500 Stock Index -- two widely followed indicators of the performance of large-company stocks -- gained 24.9% and 33.3% respectively. At the same time, smaller-company stocks, as measured by the Russell 2000 Index, were up 22.4%. Meanwhile, bond investors also were rewarded as declining interest rates and rising prices meant solid gains. The Lehman Long Treasury Index, for example, posted a 15.1% return for the year. Results were less favorable for international investors, especially those exposed to emerging markets or the financial turmoil in Asia.

Gratifying though it has been, the markets' surge of the past few years obscures the historic norm: Downturns and volatility also are regular features of investing. Even in 1997, notwithstanding the impressive overall results, investors saw some sharp, short-term drops, whether they were invested in the United States or overseas, in bonds or stocks. Market fluctuations remind us of some valuable lessons.

First, volatility is inevitable, and should not disrupt long-term programs without sufficient evaluation. Those who sold in response to downturns -- October 1987 is an obvious example -- may have missed out on the subsequent uptrend. Second, sound diversification can reduce risk. A useful exercise is to review your asset allocation regularly with your financial representative.

Starting in 1998, you have one more reason to consult with your representative:
Newly expanded retirement options, including the new Roth IRA, could play an important role in your retirement and tax planning for years to come. With this in mind, New England Funds has introduced programs specially designed to help you make the most of the newest retirement vehicles.

[Dalbar Logo]
------------------
1995 o 1996 o 1997

In addition to offering quality mutual fund choices and tax-advantaged plans, we focus on providing the highest quality customer service. This is why I am pleased to report that we have received DALBAR's Mutual Fund Service Award for "providing the highest tier of service excellence in the mutual fund industry." New England Funds is one of just three mutual fund companies to receive this award for the third consecutive year from DALBAR, an independent evaluator of mutual fund service. We are continuing to work to provide even more effective services. Two examples are: the Personal Access Line(TM) -- our enhanced automated telephone account service (800-346-5984) -- and the account information section of the New England Funds web site (www.mutualfunds.com). Each provides convenient, 24-hour access to current information about your New England Funds accounts.

All of us at New England Funds thank you for your continued support and look forward to serving you in the years ahead.

Sincerely,

/s/ Henry L.P. Schmelzer
    Henry L.P. Schmelzer
    President

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                     NEW ENGLAND GOVERNMENT SECURITIES FUND
--------------------------------------------------------------------------------

                                    INVESTMENT RESULTS THROUGH DECEMBER 31, 1997
--------------------------------------------------------------------------------

Putting Performance in Perspective
The charts comparing your Fund's performance to a benchmark index provide you with a general sense of how your Fund performed. To put this information in context, it may be helpful to understand the special differences between the two. Your Fund's total return for the period shown appears with and without sales charges and includes Fund expenses and management fees. A securities index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged; there are no expenses that affect the results. In addition, few investors could purchase all of the securities necessary to match the index. And, if they could, they would incur transaction costs and other expenses.

[A chart in the form of a line graph appears here illustrating the growth of a $10,000 investment in the Government Securities Fund's Class A Shares since 12/31/87 compared to the Lehman Government Bond Index and Cost of Living over the same period. The data points in this chart are as follows:]

                Growth of a $10,000 Investment in Class A Shares

                      December 1987 Through December 1997
   Compared to the Lehman Government Bond Index(4) and the Cost of Living(5)

                                   With             Lehman        Cost
                   Net            Maximum         Government       of
               Asset Value(1) Sales Charge(2)     Bond Index     Living(5)
               -----------    ---------------     ----------     -------
 12/31/87        $10,000         $ 9,550           $10,000       $10,000
     1988        $10,643         $10,164           $10,704       $10,442
     1989        $11,983         $11,444           $12,227       $10,928
     1990        $12,659         $12,089           $13,293       $11,595
     1991        $14,540         $13,886           $15,331       $11,950
     1992        $15,529         $14,830           $16,440       $12,297
     1993        $16,926         $16,164           $18,192       $12,635
     1994        $15,995         $15,275           $17,579       $12,972
     1995        $19,199         $18,335           $20,801       $13,302
     1996        $19,351         $18,480           $21,378       $13,743
     1997        $21,346         $20,385           $23,428       $13,995

This illustration represents past performance of Class A shares and cannot predict future results. Investment return and principal value may vary, resulting in a gain or loss on the sale of shares. Class B and Class Y share performance will be greater or less than that shown based on differences in inception date, fees and sales charges. All Index and Fund performance assumes reinvested distributions.

--------------------------------------------------------------------------------
                     NEW ENGLAND GOVERNMENT SECURITIES FUND
--------------------------------------------------------------------------------

                                        Average Annual Total Returns -- 12/31/97
--------------------------------------------------------------------------------

  CLASS A (Inception 9/16/85)             1 Year     5 Years     10 Years
  Net Asset Value(1)                      10.31%      6.57%        7.88%
  With Max. Sales Charge(2)                5.36       5.60         7.38
  Lehman Gov't. Bond Index(4)              9.59       7.34         8.88
  Lipper General Gov't. Average(6)         8.84       6.31         7.91
--------------------------------------------------------------------------------
  CLASS B (Inception 9/23/93)             1 Year    3 Years    Since Inception
  Net Asset Value(1)                       9.49%      9.27%        4.55%
  With CDSC(3)                             4.49       8.43         4.17
  Lehman Gov't. Bond Index(4)              9.59      10.05         6.05
  (calculated from 9/30/93)
  Lipper General Gov't. Average(6)         8.84       9.23         5.15
  (calculated from 9/30/93)
--------------------------------------------------------------------------------
  Class Y (Inception 3/31/94)             1 Year    3 Years    Since Inception
  Net Asset Value(1)                      10.50%     10.37%        7.59%
  Lehman Gov't. Bond Index(4)              9.59      10.05         7.85
   Lipper General Gov't. Average(6)        8.84       9.23         6.93

--------------------------------------------------------------------------------

These returns represent past performance. Investment return and principal value will fluctuate so that shares, upon redemption, may be worth more or less than their original cost. Class Y shares are available only to certain institutional investors.

NOTES TO CHARTS

(1) Net Asset Value (NAV) performance assumes reinvestment of all distributions and does not reflect the payment of a sales charge at the time of purchase.

(2) With Maximum Sales Charge performance assumes reinvestment of all distributions and reflects the maximum sales charge of 4.5% at the time of purchase of Class A shares.

(3) With Contingent Deferred Sales Charge (CDSC) performance assumes a maximum 5% sales charge is applied to a redemption of Class B shares. The sales charge will decrease over time, declining to zero six years after the purchase of shares.

(4) Lehman Government Bond Index is an unmanaged index of bonds that are issued by the U.S. government and its agencies and have maturities between one and ten years. The Index performance has not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments.

(5) Cost of Living is based on the Consumer Price Index, a widely recognized measure of the cost of goods and services in the United States, calculated by the U.S. Bureau of Labor Statistics.

(6) Lipper General Government Funds Average is an average of the total return performance (calculated on the basis of net asset value) of funds with similar investment objectives as calculated by Lipper Analytical Services, an independent mutual fund ranking service.

--------------------------------------------------------------------------------
                     NEW ENGLAND GOVERNMENT SECURITIES FUND
--------------------------------------------------------------------------------

                                 Questions & Answers with Your Portfolio Manager
--------------------------------------------------------------------------------

[Photo of Joel Damiani]
Joel Damiani
Back Bay Advisors, L.P.

Q. How did New England Government Securities Fund perform over the past 12 months?

Very well -- investors enjoyed steady income and share price gains. For the 12 months ending December 31, 1997, the Fund's Class A shares generated a total return of 10.31%, reflecting a $0.48 per share gain in net asset value to $11.56 per share and the reinvestment of $0.62 per share in dividend distributions.
The Fund's Class B shares produced a total return of 9.49%, based on net asset value. By comparison, the Fund's peer group of 180 general government funds posted an average total return of 8.84%, as measured by Lipper Analytical Services.

A change to the Fund's prospectus on May 1, 1997, broadened its investment parameters and helped strengthen the Fund's recent performance. The new parameters allow for investments in a wider variety of securities, including those backed indirectly -- that is, by U.S. government agencies, such as the Federal National Mortgage Association (FNMA) and the Federal Home Loan Mortgage Corporation (FHLMC). In the past, the Fund's investments were limited to securities backed directly -- by the full faith and credit of the U.S. government. The prospectus change afforded the Fund increased investment flexibility, without compromising credit quality.

Q. How would you characterize the investment environment for government securities in 1997?

It was very positive. Interest rates declined and bond prices rose for much of the year in response to solid economic growth, low inflation, a declining federal deficit and strong foreign demand. During the year, investors became increasingly confident that inflation could remain contained. (Historically, rising inflation has been a precursor to higher interest rates, which erode the value of bonds.) Further, the economy's strength generated higher tax revenues which reduced the federal government's need to borrow and lowered the supply of new bond issues. Meanwhile, demand from both domestic and foreign investors remained steady and later rose as the Asian currency crisis unfolded. In the face of Asia's troubles, the safety and security of the U.S. bond market appealed to foreign investors, whose interest further tilted the supply/demand balance in favor of government securities.

In contrast, the Fund began 1997 in an environment of rising long-term interest rates, which reflected investor concerns that stronger economic growth might lead to higher inflation. The Federal Reserve Board apparently shared those concerns and raised short-term interest rates in a preemptive strike against inflation. The yield on long-term Treasury bonds peaked at 7.17% in April, but ended the year substantially lower at 5.92%.

Q. What strategies did you use in managing the Fund?

Midway through 1997, we increased holdings in mortgage-backed securities to approximately 50%, from 35% on December 31, 1996. Mortgage securities tend to be more stable than U.S. Treasury securities when interest rates rise. We also began to focus on bonds with durations of seven to eight years. (Duration measures a bond's sensitivity to interest rate changes. Essentially, the longer a bond's duration, the more its price reacts to movement in interest rates -- rising when interest rates fall and declining when interest rates climb.) We deliberately targeted this duration range because historically it has provided investors with the best risk-adjusted returns.

During the second half of the year, we emphasized U.S. Treasury securities while reducing mortgage-backed holdings to 38%, and established an 8% position in U.S. agency securities. Treasuries, which represented approximately 53% of the portfolio at year-end, were a top-performing asset class, thanks to declining interest rates. We decreased the Fund's mortgage-backed position as we became increasingly wary of prepayment risk, which tends to rise when interest rates fall, undermining the value of mortgage securities. That's because lower rates tend to entice the underlying borrowers to refinance and prepay their loans. To protect against prepayment risk, we emphasized lower-coupon bonds issued by the Government National Mortgage Association (GNMA).

Recently, we began focusing on the shorter end of our duration range to reduce the portfolio's sensitivity to price declines should interest rates begin to rise. This strategy, designed to help protect prices, hardly dented the Fund's income earnings, as the yield advantage of longer-term bonds was negligible during the year.

Q. What is your outlook for the government securities market?

We expect many of last year's positive trends to remain in place. Among the major influences on the bond markets, however, are the lingering effects of the Asian financial crisis. An economic slowdown in Asia could curtail economic growth in the United States, particularly in the exports and manufacturing sectors. And now that interest rates have fallen to historically low levels, we would not be surprised to see rates rise temporarily -- and, as a result, lower bond prices. With its emphasis on quality and current focus on securities with relatively shorter durations, we think New England Government Securities Fund is positioned to produce solid returns despite a potentially unstable investment environment.

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                                        PORTFOLIO COMPOSITION
------------------------------------------------------------------------------------------------------
Investments as of December 31, 1997

BONDS AND NOTES--99.1% OF TOTAL NET ASSETS
       FACE
      AMOUNT              DESCRIPTION                                                    VALUE (a)
------------------------------------------------------------------------------------------------------
                          GOVERNMENT AGENCIES--8.3%
       $  7,300,000       Federal National Mortgage Association, 6.590%, 9/17/07 ...      $  7,560,026
          2,000,000       Federal National Mortgage Association, 6.800%, 8/27/12 ...         2,061,880
                                                                                          ------------
                                                                                             9,621,906
                                                                                          ------------
                          MORTGAGE BACKED--37.6%
          9,434,786       Federal Home Loan Mortgage Corp., 7.500%, with various
                            maturities to 2012 (c)  ................................         9,687,613
          2,658,735       Federal National Mortgage Association, 5.930%, 10/25/08 ..         2,582,746
          2,394,630       Federal National Mortgage Association, 6.500%, 11/1/27 ...         2,364,697
         18,343,923       Government National Mortgage Association, 7.000%, with
                            various maturities to 2027 (c)  ........................        18,492,875
          2,964,277       Government National Mortgage Association, 7.500%, 4/15/27          3,036,517
          5,769,475       Government National Mortgage Association, 8.500%, with
                            various maturities to 2027 (c)  ........................         6,059,368
            690,188       Government National Mortgage Association, 9.000%, with
                            various maturities to 2016 (c)  ........................           745,294
            221,916       Government National Mortgage Association, 9.500%, with
                            various maturities to 2009 (c)  ........................           239,383
            303,963       Government National Mortgage Association, 10.000%, with
                           various maturities to 2016 (c) .........................            330,200
             44,977       Government National Mortgage Association, 12.500%, with
                           various maturities to 2014 (c) .........................             53,286
                                                                                          ------------
                                                                                            43,591,979
                                                                                          ------------
                          U.S. GOVERNMENT--53.2%
          5,250,000       United States Treasury Bonds, 6.750%, 8/15/26 ............         5,779,935
         12,400,000       United States Treasury Bonds, 7.500%, 11/15/16 ...........        14,473,156
          6,500,000       United States Treasury Bonds, 9.000%, 11/15/18 ...........         8,781,110
          3,700,000       United States Treasury Bonds, 10.625%, 8/15/15 ...........         5,560,989
          7,400,000       United States Treasury Bonds, 11.750%, 2/15/01 ...........         8,670,728
          3,500,000       United States Treasury Bonds, 14.000%, 11/15/11 ..........         5,438,685
          1,600,000       United States Treasury Notes, 6.500%, 10/15/06 ...........         1,675,248
          4,800,000       United States Treasury Notes, 6.625%, 3/31/02 ............         4,955,232
          8,100,000       United States Treasury Strip, Zero Coupon, 2/15/21 .......         2,014,551
         22,000,000       United States Treasury Strip, 6.875%, 8/15/25 ............         4,241,160
                                                                                          ------------
                                                                                            61,590,794
                                                                                          ------------
                          Total Bonds and Notes (Identified Cost $111,697,808) .....       114,804,679
                                                                                          ------------
SHORT TERM INVESTMENTS--0.7%

            819,000       Repurchase Agreement with State Street Bank & Trust Co.
                            dated 12/31/97 at 5% to be repurchased at $819,228 on 1/
                            02/98, collateralized by $815,000 U.S. Treasury Bond
                            5.875% due 1/31/99 valued at $836,308 ..................           819,000
                                                                                          ------------
                          Total Short Term Investments (Identified Cost $819,000) ..           819,000
                                                                                          ------------
                          Total Investments--99.8% (Identified Cost
                            $112,516,808) (b) ......................................       115,623,679

                          Other assets less liabilities ............................           270,976
                                                                                          ------------
                          Total Net Assets--100% ...................................      $115,894,655
                                                                                          ============

(a)        See Note 1a.

(b)        Federal Tax Information:
             At December 31, 1997 the net unrealized appreciation on investments based on cost of $112,516,808 for federal income tax purposes was as follows:

               Aggregate gross unrealized appreciation for all investments in which
                 there is an excess of value over tax cost .............................        $3,125,362

               Aggregate gross unrealized depreciation for all investments in which
                 there is an excess of tax cost over value .............................           (18,491)
                                                                                                 ---------
               Net unrealized appreciation .............................................        $3,106,871
                                                                                                ==========

     At December 31, 1997 the Fund had a capital loss carryover of approximately
     $10,052,919 of which $3,530,050 expires on December 31, 2004 and $6,522,869 expires on December 31, 2002. This may be available to offset future realized capital gains, if any, to the extent provided by regulations.

(c)  The Fund's investment in mortgage backed securities of the Federal Home Loan
     Mortgage Corporation and Government National Mortgage Association are interests in separate pools of mortgages. All separate investments in securities of these issuers which have the same coupon rate have been aggregated for the purpose of presentation in the schedule of investments.

                           See accompanying notes to financial statements.

----------------------------------------------------------------------------------------------
                               STATEMENT OF ASSETS & LIABILITIES
----------------------------------------------------------------------------------------------
December 31, 1997

ASSETS
  Investments at value .......................................                    $115,623,679
  Receivable for:
    Fund shares sold .........................................                          34,286
    Accrued interest .........................................                       1,414,162
  Prepaid registration expense ...............................                           7,000
                                                                                  ------------
                                                                                   117,079,127
LIABILITIES
  Payable for:
    Fund shares redeemed .....................................      $906,695
    Dividends declared .......................................        81,211
    Due to custodian bank ....................................         9,350
  Accrued expenses:
    Management fees ..........................................        64,401
    Deferred trustees' fees ..................................        53,187
    Accounting and administrative ............................         2,380
    Other ....................................................        67,248
                                                                    --------
                                                                                     1,184,472
                                                                                  ------------
NET ASSETS ...................................................                    $115,894,655
                                                                                  ============
  Net Assets consist of:
    Capital paid in ..........................................                    $122,861,097
    Overdistributed net investment income ....................                         (20,394)
    Accumulated net realized losses ..........................                     (10,052,919)
    Unrealized appreciation on investments ...................                       3,106,871
                                                                                  ------------
NET ASSETS ...................................................                    $115,894,655
                                                                                  ============
Computation of net asset value and offering price:

  Net asset value and redemption price of Class A shares
    ($103,583,425 divided by 8,960,893 shares of beneficial
    interest) ................................................                          $11.56
                                                                                        ======
  Offering price per share (100/95.50 of $11.56) .............                          $12.10*
                                                                                        ======
  Net asset value and offering price of Class B shares
    ($5,653,597 divided by 489,075 shares of beneficial
    interest) ................................................                          $11.56**
                                                                                        ======
  Net asset value and offering price and redemption price of
    Class Y shares
    ($6,657,633 divided by 576,854 shares of beneficial
    interest) ................................................                          $11.54
                                                                                        ======
  Identified cost of investment ..............................                    $112,516,808
                                                                                  ============
* Based upon single purchases of less than $100,000.
  Reduced sales charges apply for purchases in excess of this amount.
**Redemption price per share is equal to net asset value less any applicable contingent deferred sales charges.

                        See accompanying notes to financial statements.

-----------------------------------------------------------------------------------------------
                                    STATEMENT OF OPERATIONS
-----------------------------------------------------------------------------------------------
Year Ended December 31, 1997

INVESTMENT INCOME
  Interest ...................................................                     $  8,446,305

  Expenses
    Management fees ..........................................      $  784,478
    Service fees - Class A ...................................         272,781
    Service and distribution fees - Class B ..................          52,308
    Trustees' fees and expenses ..............................          21,129
    Accounting and administrative ............................          30,321
    Custodian ................................................          84,596
    Transfer agent ...........................................         275,538
    Audit and tax services ...................................          38,000
    Legal ....................................................          10,779
    Printing .................................................          39,839
    Registration .............................................          29,523
    Miscellaneous ............................................          23,313
                                                                    ----------
  Total expenses .............................................                        1,662,605
                                                                                   ------------
  Net investment income ......................................                        6,783,700

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS,
  WRITTEN OPTION CONTRACTS AND FUTURES CONTRACTS
  Realized gain (loss) on:
    Investments - net ........................................       1,202,816
    Written option contracts  - net ..........................          81,744
    Futures contracts - net ..................................        (10,149)
                                                                    ----------
    Total realized gain on investments, written option
      contracts and
      futures contracts ......................................       1,274,411
  Unrealized appreciation on:
    Investments - net ........................................       3,475,971
                                                                    ----------
  Net gain on investment transactions ........................                        4,750,382
                                                                                   ------------
NET INCREASE IN NET ASSETS FROM OPERATIONS ...................                      $11,534,082
                                                                                    ===========

                        See accompanying notes to financial statements.

-----------------------------------------------------------------------------------------
                           STATEMENT OF CHANGES IN NET ASSETS
-----------------------------------------------------------------------------------------

                                                             YEAR ENDED       YEAR ENDED
                                                            DECEMBER 31,     DECEMBER 31,
                                                                1996             1997
                                                            ------------     ------------
FROM OPERATIONS
  Net investment income .................................   $  9,237,304     $  6,783,700
  Net realized gain (loss) on investments, written option
    contracts and futures contracts .....................     (4,157,037)       1,274,411
  Unrealized appreciation (depreciation) on investment
    transactions ..... ..................................     (4,432,622)       3,475,971
                                                            ------------     ------------
  Increase in net assets from operations ................        647,645       11,534,082
                                                            ------------     ------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
  Net investment income
    Class A .............................................     (8,484,171)      (6,106,574)
    Class B .............................................       (305,730)        (253,171)
    Class Y .............................................       (497,152)        (371,662)
                                                            ------------     ------------
                                                              (9,287,053)      (6,731,407)
                                                            ------------     ------------
Decrease in net assets derived from capital share
  transactions ..........................................    (18,708,581)     (21,284,627)
                                                            ------------     ------------
Total decrease in net assets ............................    (27,347,989)     (16,481,952)

NET ASSETS
  Beginning of the year .................................    159,724,596      132,376,607
                                                            ------------     ------------
  End of the year .......................................   $132,376,607     $115,894,655
                                                            ============     ============
UNDISTRIBUTED/(OVER DISTRIBUTED) NET INVESTMENT INCOME
  Beginning of the year .................................   $    110,228     $    (40,531)
                                                            ============     ============
  End of the year .......................................   $    (40,531)    $    (20,394)
                                                            ============     ============

                     See accompanying notes to financial statements.

------------------------------------------------------------------------------------------------------------------------------------
                                                        FINANCIAL HIGHLIGHTS
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                CLASS A
                                                                 -------------------------------------------------------------------
                                                                                       YEAR ENDED DECEMBER 31,
                                                                 -------------------------------------------------------------------
                                                                  1993           1994           1995           1996           1997
                                                                 ------         ------         ------         ------         ------
Net Asset Value, Beginning of Year ......................        $11.73         $11.75         $10.43         $11.73         $11.08
                                                                 ------         ------         ------         ------         ------
Income From Investment Operations

Net Investment Income ...................................         0.72           0.69           0.74           0.71            0.62
Net Realized and Unrealized Gain (Loss) on Investments ..         0.32          (1.32)          1.29          (0.64)           0.48
                                                                 ------         ------         ------         ------         ------
Total From Investment Operations ........................         1.04          (0.63)          2.03           0.07            1.10
                                                                 ------         ------         ------         ------         ------
Less Distributions
Distributions From Net Investment Income ................        (0.72)         (0.69)         (0.73)         (0.72)          (0.62)
Distributions From Net Realized Capital Gains ...........        (0.30)          0.00           0.00           0.00            0.00
                                                                 ------         ------         ------         ------         ------
Total Distributions .....................................        (1.02)         (0.69)         (0.73)         (0.72)          (0.62)
                                                                 ------         ------         ------         ------         ------
Net Asset Value, End of Year ............................        $11.75         $10.43         $11.73         $11.08         $11.56
                                                                 ======         ======         ======         ======         ======
Total Return (%) (a) ....................................          9.0           (5.5)          20.0            0.8            10.3
Ratio of Operating Expenses to Average Net Assets (%) ...         1.22           1.29           1.35           1.32            1.36
Ratio of Net Investment Income to Average
Net Assets (%) ..........................................         5.70           6.66           6.69           6.45            5.63
Portfolio Turnover Rate (%) .............................          276            809            559            462             391
Net Assets, End of Year (000) ...........................     $182,436       $147,986       $147,503       $120,607        $103,583

(a) A sales charge is not reflected in total return calculations.

                                           See accompanying notes to financial statements.

------------------------------------------------------------------------------------------------------------------------------------
                                                  FINANCIAL HIGHLIGHTS -- continued
------------------------------------------------------------------------------------------------------------------------------------
                                                                      CLASS B
                                  -------------------------------------------------------------------------------
                                                             SEPTEMBER 23(a)
                                                                 THROUGH                          YEAR ENDED DECMEBER 31,
                                                              DECEMBER 31,      ---------------------------------------------------
                                                                  1993           1994           1995           1996           1997
                                                                 ------         ------         ------         ------         ------
Net Asset Value, Beginning of Period ....................        $12.26         $11.75         $10.43         $11.74         $11.08
                                                                 ------         ------         ------         ------         ------
Income From Investment Operations
Net Investment Income ...................................         0.16           0.60           0.65           0.63            0.54
Net Realized and Unrealized Gain (Loss) on Investments ..        (0.30)         (1.32)          1.30          (0.65)           0.48
                                                                 ------         ------         ------         ------         ------
Total From Investment Operations ........................        (0.14)         (0.72)          1.95          (0.02)           1.02
                                                                 ------         ------         ------         ------         ------
Less Distributions
Dividends From Net Investment Income ....................        (0.16)         (0.60)         (0.64)         (0.64)          (0.54)
Distributions From Net Realized  Capital Gains ..........        (0.21)          0.00           0.00           0.00           0.00
                                                                 ------         ------         ------         ------         ------
Total Distributions .....................................        (0.37)         (0.60)         (0.64)         (0.64)          (0.54)
                                                                 ------         ------         ------         ------         ------
Net Asset Value, End of Period ..........................        $11.75         $10.43         $11.74         $11.08         $11.56
                                                                 ======         ======         ======         ======         ======
Total Return (%) (c) ....................................         (1.2)          (6.2)          19.2           (0.1)           9.5
Ratio of Operating Expenses to Average Net Assets (%) ...         1.97(b)        2.04           2.10           2.07           2.11
Ratio of Net Investment Income to Average Net Assets (%).         5.03(b)        5.91           5.94           5.70           4.88
Portfolio Turnover Rate (%) .............................          276            809            559            462            391
Net Assets, End of Period (000) .........................        $1,255         $2,760         $4,858         $5,385         $5,654

                 See accompanying notes to financial statements.

                                                                  CLASS Y
                                    ---------------------------------------------------------------------
                                     MARCH 31(a)
                                       THROUGH                           YEAR ENDED DECEMBER 31,
                                    DECEMBER 31,           ------------------------------------------------
                                        1994                1995                1996                1997
                                    -------------           ----                ----                ----
Net Asset Value, Beginning of
  Period ....................          $11.20              $10.44              $11.71              $11.07
                                       ------              ------              ------              ------
Income From Investment Operations

Net Investment Income .......            0.54                0.80                0.74                0.65
Net Realized and Unrealized
  Gain (Loss)
  on Investments ............           (0.77)               1.26               (0.63)               0.47
                                       ------              ------              ------              ------
Total From Investment
  Operations ................           (0.23)               2.06                0.11                1.12
                                       ------              ------              ------              ------

Less Distributions

Dividends From Net Investment
  Income ....................           (0.53)              (0.79)              (0.75)              (0.65)
                                       ------              ------              ------              ------
Total Distributions .........           (0.53)              (0.79)              (0.75)              (0.65)
                                       ------              ------              ------              ------
Net Asset Value, End of
  Period ....................          $10.44              $11.71              $11.07              $11.54
                                       ======              ======              ======              ======
Total Return (%) (c) ........            (2.0)               20.3                 1.1                10.5
Ratio of Operating Expenses
  to Average
  Net Assets (%) ............            0.93(b)             1.10                1.07                1.11
Ratio of Net Investment
  Income to Average
  Net Assets (%) ............            7.25(b)             6.94                6.70                5.88
Portfolio Turnover Rate (%) .             809                 559                 462                 391
Net Assets, End of Period
  (000) .....................          $4,104              $7,364              $6,384              $6,658

(a) Commencement of operations.
(b) Computed on an annualized basis.
(c) A contingent deferred sales charge is not reflected in total return calculations in the case of Class B shares. Periods less than one year are not annualized.

                 See accompanying notes to financial statements.

                         NOTES TO FINANCIAL STATEMENTS

December 31, 1997

1. The Fund is a series of The New England Funds Trust I, a Massachusetts business trust (the "Trust"), and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. The Declaration of Trust permits the Trustees to issue an unlimited number of shares of the Trust in multiple series (each such series of shares a "Fund").

The Fund offers Class A, Class B and Class Y shares. The Fund commenced its public offering of Class B shares on September 23, 1993, and of Class Y shares on March 31, 1994. Class A shares are sold with a maximum front end sales charge of 4.50%. Class B shares do not pay a front end sales charge, but pay a higher ongoing distribution fee than Class A shares for eight years (at which point they automatically convert to Class A shares), and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase (or five years if purchased before May 1, 1997). Class Y shares do not pay a front end sales charge, a contingent deferred sales charge or distribution fees. They are intended for institutional investors with a minimum of $1,000,000 to invest. Expenses of the Fund are borne pro-rata by the holders of all classes of shares, except that each class bears expenses unique to that class (including the Rule 12b-1 service and distribution fees applicable to such class), and votes as a class only with respect to its own Rule 12b-1 plan. Shares of each class would receive their pro-rata share of the net assets of the Fund, if the Fund were liquidated. In addition, the Trustees approve separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles for investment companies. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. SECURITY VALUATION. Debt securities (other than short-term obligations with a remaining maturity of less than sixty days) are valued on the basis of valuations furnished by a pricing service, selected by the Fund's adviser as authorized by the Board of Trustees, which service determines valuations for normal, institutional-size trading units of such securities using market information, transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders. Short-term obligations with a remaining maturity of less than sixty days are stated at amortized cost, which approximates value. All other securities and assets are valued at their fair value as determined in good faith by the Fund's adviser, New England Funds Management, L.P., and the subadviser, under the supervision of the Fund's trustees.

B. SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME. Security transactions are accounted for on the trade date (the date the buy or sell is executed). Interest income is recorded on the accrual basis. Interest income is increased by the accretion of discount. Interest income is decreased by the amortization of acquisition premium on original issue discount securities. In determining net gain or loss on securities sold, the cost of securities has been determined on the identified cost basis.

C. OPTIONS. The Fund may use options to hedge against changes in the values of securities the Fund owns or expects to purchase. Writing puts and buying calls tends to increase the Fund's exposure to the underlying instrument and writing calls or buying puts tends to decrease the Fund's exposure to the underlying instrument, or hedge other Fund investments.

For options purchased to hedge the Fund's investments, the potential risk to the Fund is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty is unable to perform. The maximum loss for purchased options is limited to premium initially paid for the option. For options written by the Fund, the maximum loss is not limited to the premium initially received for the option.

Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over the counter are valued using prices supplied by dealers.

D. INTEREST RATE FUTURES CONTRACTS. The Fund may purchase or sell interest rate futures contracts to hedge against changes in the values of securities the Fund owns or expects to purchase. An interest rate futures contract is an agreement between two parties to buy and sell a security for a set price (or to deliver an amount of cash) on a future date. Upon entering into such a contract, the purchasing Fund is required to pledge to the broker an amount of cash, U.S. Government securities or other high quality debt securities equal to the minimum "initial margin" requirements of the exchange. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract.

Such receipts or payments are known as "variation margin," and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The potential risk to the Fund is that the change in value of futures contracts primarily corresponds with the value of underlying instruments which may not correspond to the change in the value of the hedged instruments. In addition, there is a risk that the Fund may not be able to close out its futures positions due to an illiquid secondary market.

E. FEDERAL INCOME TAXES. The Fund intends to meet the requirements of the Internal Revenue Code applicable to regulated investment companies, and to distribute to its shareholders all of its income and any net realized capital gains at least annually. Accordingly, no provision for federal income tax has been made.

F. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends are declared daily to shareholders of record at the time and are paid monthly. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatment for mortgaged backed securities for book and tax purposes. Permanent book and tax basis differences will result in reclassification to the capital accounts.

G. REPURCHASE AGREEMENTS. The Fund, through its custodian, receives delivery of the underlying securities collateralizing repurchase agreements. It is the Fund's policy that the market value of the collateral be at least equal to 100% of the repurchase price. Back Bay Advisors, L.P. is responsible for determining that the value of the collateral is at all times at least equal to the repurchase price. Repurchase agreements could involve certain risks in the event of default or insolvency of the other party including possible delays or restrictions upon the Fund's ability to dispose of the underlying securities.

H. DELAYED DELIVERY TRANSACTIONS. The Fund may purchase securities on a forward commitment basis. Payment and delivery may take place a month or more after the date of the transaction. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated.

2. PURCHASES AND SALES OF SECURITIES (excluding short-term investments) for the year ended December 31, 1997 were as follows:

               PURCHASES                                SALES
   --------------------------------       -------------------------------
   U.S. GOVERNMENT          OTHER         U.S. GOVERNMENT         OTHER
   ---------------       ----------       ---------------      ----------
    $308,599,766        $158,116,568       $335,323,528       $152,820,421

Investments in written option contracts for the Fund for the year ended December 31, 1997 are summarized as follows:
                                               WRITTEN OPTIONS
                                      --------------------------------
                                       NUMBER OF              PREMIUMS
                                       CONTRACTS              RECEIVED
                                         ----                     ----
Open at December 31, 1996 ......            0                 $      0
Contracts opened ...............          750                  279,069
Contracts closed ...............         (750)                (279,069)
                                         ----                 --------
Open at December 31, 1997 ......            0                 $      0
                                         ====                 ========


3A. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES. The Fund pays management fees to its investment adviser, New England Funds Management, L.P. ("NEFM") at the annual rate of 0.65% of the first $200 million of the Fund's average daily net assets, 0.625% of the next $300 million and 0.60% of such assets in excess of $500 million. NEFM pays the Fund's investment subadviser, Back Bay Advisors, L.P., at the rate of 0.325% of the first $200 million of the Fund's average daily net assets, 0.3125% of the next $300 million and 0.30% of such assets in excess of $500 million. Certain officers and directors of NEFM are also officers or trustees of the Fund. NEFM and Back Bay Advisors, L.P. are wholly owned subsidiaries of New England Investment Companies, L.P., ("NEIC") which is a subsidiary of Metropolitan Life Insurance Company ("Met Life"). Fees earned by NEFM and Back Bay Advisors, L.P. under the management agreement in effect during the year ended December 31, 1997 are as follows:

         FEES EARNED
         -----------
           $392,239            New England Funds Management, L.P.
           $392,239            Back Bay Advisors, L.P.

B. ACCOUNTING AND ADMINISTRATIVE EXPENSE. New England Funds L.P. ("New England Funds"), the Fund's distributor, is a wholly owned subsidiary of NEIC and performs certain accounting and administrative services for the Fund. The Fund reimburses New England Funds for all or part of New England Funds' expenses of providing these services which include the following: (i) expenses for personnel performing bookkeeping, accounting and financial reporting functions and clerical functions relating to the Fund and (ii) expenses for services required in connection with the preparation of registration statements and prospectuses, registration of shares in various states, shareholder reports and notices, proxy solicitation material furnished to shareholders of the Fund or regulatory authorities and reports and questionnaires for SEC compliance. For the year ended December 31, 1997 these expenses amounted to $30,321 and are shown separately in the financial statements as accounting and administrative.

C. TRANSFER AGENT FEES. New England Funds is the transfer and shareholder servicing agent to the Fund. For the year ended December 31, 1997, the Fund paid New England Funds $204,676 as compensation for its services in that capacity. For the year ended December 31, 1997, the Fund received $2,379 in transfer agent credits. The transfer agent expense in the Statement of Operations is net of these credits.

D. SERVICE AND DISTRIBUTION FEES. Pursuant to Rule 12b-1 under the 1940 Act, the Trust has adopted a Service Plan relating to the Fund's Class A Shares (the "Class A Plan") and a Service and Distribution Plan relating to the Fund's Class B shares (the "Class B Plan").

Under the Class A Plan, the Fund pays New England Funds a monthly service fee at the annual rate of up to 0.25% of the average daily net assets attributable to the Fund's Class A shares, as reimbursement for expenses (including certain payments to securities dealers, who may be affiliated with New England Funds) incurred by New England Funds in providing personal services to investors in Class A shares and/or the maintenance of shareholder accounts. For the year ended December 31, 1997, the Fund paid New England Funds $272,781 in fees under the Class A Plan. If the expenses of New England Funds that are otherwise reimbursable under the Class A Plan incurred in any year exceed the amounts payable by the Fund under the Class A Plan, the unreimbursed amount (together with unreimbursed amounts from prior years) may be carried forward for reimbursement in future years in which the Class A Plan remains in effect. The amount of unreimbursed expenses carried forward into 1998 is $1,583,658.

Under the Class B Plan, the Fund pays New England Funds a monthly service fee at the annual rate of up to 0.25% of the average daily net assets attributable to the Fund's Class B shares, as compensation for services provided and expenses (including certain payments to securities dealers, who may be affiliated with New England Funds) incurred by New England Funds in providing personal services to investors in Class B shares and/or the maintenance of shareholder accounts. For the year ended December 31, 1997, the Fund paid New England Funds $13,077 in service fees under the Class B Plan.

Also under the Class B Plan, the Fund pays New England Funds a monthly distribution fee at the annual rate of up to 0.75% of the average daily net assets attributable to the Fund's Class B shares, as compensation for services provided and expenses (including certain payments to securities dealers, who may be affiliated with New England Funds) incurred by New England Funds in connection with the marketing or sale of Class B shares. For the year ended December 31, 1997, the Fund paid New England Funds $39,231 in distribution fees under the Class B Plan.

Commissions (including contingent deferred sales charges) on Fund shares paid to New England Funds by investors in shares of the Fund during the year ended December 31, 1997 amounted to $289,788.

E. TRUSTEES FEES AND EXPENSES. The Fund does not pay any compensation directly to its officers or trustees who are directors, officers or employees of NEFM, New England Funds, NEIC or their affiliates, other than registered investment companies. Each other trustee is compensated by the Fund as follows:

Annual Retainer                                       $2,111
Meeting Fee                                           $109/meeting
Committee Meeting Fee                                 $65/meeting
Committee Chairman Annual Retainer                    $56

A deferred compensation plan is available to the trustees on a voluntary basis. Each participating trustee will receive an amount equal to the value that such deferred compensation would have been, had it been invested in the Fund on the normal payment date.

4. CAPITAL SHARES.   At December 31, 1997 there was an unlimited number of
shares of beneficial interest authorized, divided into three classes, Class A, Class B and Class Y capital stock. Transactions in capital shares were as follows:

                                                  YEAR ENDED                          YEAR ENDED
                                              DECEMBER 31, 1996                   DECEMBER 31, 1997
                                      ----------------------------------  ----------------------------------
CLASS A                                   SHARES            AMOUNT            SHARES            AMOUNT
----                                  --------------   ----------------   --------------   ----------------
Shares sold ........................         667,001       $  7,438,079          813,117       $  9,129,882
Shares issued in connection with the
  reinvestment of:
  Dividends from net investment
  income ...........................         669,183          7,433,978          479,951          5,348,864
                                          ----------       ------------       ----------       ------------
                                           1,336,184         14,872,057        1,293,068         14,478,746
Shares repurchased .................      (3,030,347)       (33,864,530)      (3,213,030)       (35,810,354)
                                          ----------       ------------       ----------       ------------
Net decrease .......................      (1,694,163)      $(18,992,473)      (1,919,962)      $(21,331,608)
                                          ----------       ------------       ----------       ------------

                                                  YEAR ENDED                          YEAR ENDED
                                              DECEMBER 31, 1996                   DECEMBER 31, 1997
                                      ----------------------------------  ----------------------------------
CLASS B                                   SHARES            AMOUNT            SHARES            AMOUNT
-------                               --------------   ----------------   --------------   ----------------
Shares sold ........................         160,882       $  1,801,812          121,154       $  1,355,757
Shares issued in connection with the
  reinvestment of:
  Dividends from net investment
  income ...........................          20,633            229,288           15,712            175,195
                                          ----------       ------------       ----------       ------------
                                             181,515          2,031,100          136,866          1,530,952
Shares repurchased .................        (109,378)        (1,213,282)        (133,608)        (1,485,360)
                                          ----------       ------------       ----------       ------------
Net increase  ......................          72,137       $    817,818            3,258       $     45,592
                                          ----------       ------------       ----------       ------------
                                                  YEAR ENDED                          YEAR ENDED
                                              DECEMBER 31, 1996                   DECEMBER 31, 1997
                                      ----------------------------------  ----------------------------------
CLASS Y                                   SHARES            AMOUNT            SHARES            AMOUNT
-------                               --------------   ----------------   --------------   ----------------
Shares sold ........................         128,428       $  1,446,253           35,311       $    391,173
Shares issued in connection with the reinvestment of:
  Dividends from net investment
  income ...........................          45,009            498,786           33,327            371,325
                                          ----------       ------------       ----------       ------------
                                             173,437          1,945,039           68,638            762,498
Shares repurchased .................        (225,328)        (2,478,965)         (68,695)          (761,109)
                                          ----------       ------------       ----------       ------------
Net increase (decrease) ............        (51,891)       $  (533,926)             (57)       $      1,389
                                          ----------       ------------       ----------       ------------
Decrease derived from capital shares
  transactions .....................      (1,673,917)      $(18,708,581)      (1,916,761)      $(21,284,627)
                                          ==========       ============       ==========       ============

-------------------------------------------------------------------------------
REPORT OF INDEPENDENT ACCOUNTANTS
-------------------------------------------------------------------------------

To the Trustees of New England Funds Trust I and  Shareholders of
NEW ENGLAND GOVERNMENT SECURITIES FUND.

In our opinion, the accompanying statement of assets & liabilities, including the portfolio composition, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of New England Government Securities Fund ("the Fund"), a series of New England Funds Trust I at December 31, 1997 and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and the financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities owned at December 31, 1997 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP

Boston, Massachusetts
February 12, 1998

                                              GLOSSARY FOR MUTUAL FUND INVESTORS
-------------------------------------------------------------------------------

TOTAL RETURN - The change in value of a mutual fund investment over a specific time period, assuming all earnings are reinvested in additional shares of the fund. Expressed as a percentage.

INCOME DISTRIBUTIONS - Payments to shareholders resulting from the net interest or dividend income earned by a fund's portfolio.

CAPITAL GAINS DISTRIBUTIONS - Payments to shareholders of profits earned from selling securities in a fund's portfolio. Capital gains distributions are usually paid once a year.

YIELD - The rate at which a fund pays income. Yield calculations for 30-day periods are standardized among mutual funds, based on a formula developed by the Securities and Exchange Commission.

MATURITY - Refers to the period of time before principal repayment on a bond is due. A bond fund's "average maturity" refers to the weighted average of the maturities of all the individual bonds in the potfolio.

DURATION - A measure, stated in years, of a bond's sensitivity to interest rates. Duration is a means to directly compare the volatility of different instruments. As a general rule, for every 1% move in interest rates, a bond is expected to fluctuate in value as indicated by its duration. For example, if interest rates fall by 1%, a bond with a duration of 4 years should rise in value 4%. Conversely, the bond should decline 4% if interest rates rise 1%.

TREASURIES - Negotiable debt obligations of the U.S. government, secured by its full faith and credit. The income from Treasury securities is exempt from state and local income taxes but not from federal income taxes. There are three types of Treasuries: Bills (maturity of 3-12 months), Notes (maturity of 1-10 years) and Bonds (maturity of 10-30 years).

MUNICIPAL BOND - A debt security issued by a state or municipality to finance public expenditures. Interest payments are exempt from federal taxes and, in most cases, from state and local income taxes. The two main types are general obligation (GO) bonds, which are backed by the full faith and credit and taxing powers of the municipality; and revenue bonds, supported by the revenues from a municipal enterprise, such as airports and toll bridges.

--------------------------------------------------------------------------------
                              SAVING FOR RETIREMENT
--------------------------------------------------------------------------------
AN EARLY START CAN MAKE A BIG DIFFERENCE

With today's lengthening life spans, you may be retired for 20 years or more after you complete your working career. Living these retirement years the way you've dreamed of will require considerable financial resources. while it's never too late to start a retirement savings program, it's certainly never too early: The sooner you begin, the longer the time your money has to grow.

The chart below illustrates this point dramatically. One investor starts at age 30, saves for just 10 years, then leaves the investment to grow. The second investor starts 10 years later but saves much longer -- for 25 years, in fact. Can you guess which investor accumulates the greater retirement nest egg? For the answer, look at the chart.

--------------------------------------------------------------------------------
                    AN EARLY START CAN MAKE A BIG DIFFERENCE
--------------------------------------------------------------------------------

[A chart in the form of a line graph appears here, comparing the growth of investments made for 10 years by an investor who begins investing at age 30 to the growth of investments made for twenty-five years by an investor who begins investing at age 40. A hypothetical appreciation of 10% is assumed. The data points from the graph are as follows:]

Investor A - Begins investing at age 30 for 10 years:
Age                                                        Growth of Investments
30                                                                        $2,000
35                                                                       $15,431
40                                                                       $35,062
45                                                                       $90,943
55                                                                      $146,464
60                                                                      $235,882
65                                                                      $379,890


Investor B - Begins investing at age 40 for 25 years:
Age                                                        Growth of Investments
40                                                                        $2,000
45                                                                       $15,431
50                                                                       $37,062
55                                                                       $71,899
60                                                                      $128,005
65                                                                      $216,364

Assumes 10% hypothetical appreciation. For illustrative purposes only and not indicative of future performance of any New England Fund.

Investor A invested $20,000, less than half of Investor B's commitment -- and for less than half the time. Yet Investor A wound up with a much greater retirement nest egg. The reason? It's all thanks to an early start.

New England Funds has prepared a number of informative retirement planning guides. Call your financial representative or New England Funds today, and ask for the guide that best fits your personal needs.

--------------------------------------------------------------------------------
                             REGULAR INVESTING PAYS
--------------------------------------------------------------------------------

FIVE GOOD REASONS TO INVEST REGULARLY
1. It's an easy way to build assets.
2. It's convenient and effortless.
3. It requires a low minimum to get started.
4. It can help you reach important long-term goals like financing retirement or college funding.
5. It can help you benefit from the ups and downs of the market.

With Investment Builder, New England Fund's automatic investment program, you can invest as little as $100 a month in your New England fund automatically -- without even writing a check. And, as you can see from the chart below, your monthly investments can really add up over time.

--------------------------------------------------------------------------------
                         THE POWER OF MONTHLY INVESTING
--------------------------------------------------------------------------------

[A line graph appears here, illustrating the hypothetical accumulation of monthly investments at an 8% annual rate of return. The data points of the graph are as follows:]

Monthly investments of $100

Years                                             Growth of Monthly Investments
0                                                                            $0
5                                                                        $7,322
10                                                                      $18,079
15                                                                      $33,886
20                                                                      $57,111
25                                                                      $91,236

Monthly investments of $200

Years                                             Growth of Monthly Investments
0                                                                            $0
5                                                                       $14,643
10                                                                      $36,158
15                                                                      $67,772
20                                                                     $114,222
25                                                                     $182,472

Monthly investments of $500

Years                                             Growth of Monthly Investments
0                                                                            $0
5                                                                       $36,608
10                                                                      $90,396
15                                                                     $169,429
20                                                                     $285,555
25                                                                     $456,181

For illustrative purposes only. These figures represent hypothetical accumulation at an 8% annual rate of return, and are not indicative of future performance of any New England Fund. The value of a New England Fund will fluctuate with changing market conditions.

This program cannot assure a profit nor protect against a loss in a declining market. It does, however, ensure that you buy more shares when the price is low and fewer shares when the price is high.

You can start an Investment Builder program with your current New England Funds account. To open an Investment Builder account today, call your financial representative or New England Funds at 1-800-225-5478.

-------------------------------------------------------------------------------
                               NEW ENGLAND FUNDS
-------------------------------------------------------------------------------

                                   STOCK FUNDS
                               Star Small Cap Fund
                                   Growth Fund
                               Star Advisers Fund
                               Capital Growth Fund
                            Growth Opportunities Fund
                                   Value Fund
                               Equity Income Fund
                                  Balanced Fund

                            INTERNATIONAL STOCK FUNDS
                            International Equity Fund
                               Star Worldwide Fund

                                   BOND FUNDS
                                High Income Fund
                              Strategic Income Fund
                                Bond Income Fund
                           Government Securities Fund
                        Limited Term U.S. Government Fund
                      Adjustable Rate U.S. Government Fund

                                TAX EXEMPT FUNDS
                              Municipal Income Fund
                       Massachusetts Tax Free Income Fund
                  Intermediate Term Tax Free Fund of California
                   Intermediate Term Tax Free Fund of New York

                               MONEY MARKET FUNDS
                   Cash Management Trust, Money Market Series
                          Tax Exempt Money Market Trust

                    To learn more, and for a free prospectus,
                     contact your financial representative.
              Visit our World Wide Web site at www.mutualfunds.com

                      New England Funds, L.P., Distributor
                               399 Boylston Street
                                Boston, MA 02116
                             Toll Free 800-225-5478

           This material is authorized for distribution to prospective investors when it is preceded or accompanied by the Fund's current prospectus, which contains information about
          distribution charges, management and other items of interest.
                  Investors are advised to read the prospectus
                           carefully before investing.

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        Where The Best Minds Meet(TM)                              PAID
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             399 Boylston Street

            Boston, Massachusetts

                    02116
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        [Logo]
      MUTUAL FUND
     SERVICE AWARD
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        DALBAR
HONORS COMMITMENT TO:
      INVESTORS
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 1995 o 1996 o 1997

                  GV56-1297

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